Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Axos Financial, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2024 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Derrick K. Walsh, hereby certify in my capacity as Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:
a)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
b)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such Report.

Dated:	January 28, 2025	/s/ DERRICK K. WALSH
DERRICK K. WALSH Executive Vice President and Chief Financial Officer (Principal Financial Officer)